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                                                                   Exhibit 10.00

                      INTERCELL INTERNATIONAL CORPORATION
                      1995 Compensatory Stock Option Plan



1.   BACKGROUND.

     Pursuant to a merger agreement (the "Merger Agreement") between Intercell International Corporation (the "Company") and Intercell Corporation, a Colorado corporation (the "Colorado Corporation"), the Colorado Corporation merged into the Company. The Merger Agreement provides that the Company, as a successor to the Colorado Corporation, shall assume, among other things, the Intercell Corporation 1995 Compensatory Stock Option Plan (the "Colorado Plan"). The Colorado Plan became effective on July 7, 1995 by adoption and approval of the Board of Directors (the "Board") of the Colorado Corporation. The Intercell International Corporation 1995 Compensatory Stock Option Plan (the "Plan") is a successor plan to the Colorado Plan. Accordingly, options granted under the Colorado Plan to purchase shares of common stock of the Colorado Corporation, no par value, shall be deemed to be options (the "Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Common Shares") granted under the Plan, without any action on the part of the holders thereof.

1.1  PURPOSE OF THE PLAN.

     The purpose of the Plan is to advance the interests of the Company, by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and advisors and consultants to, the Company and its subsidiaries, as defined below. By providing an opportunity for such stock ownership, the Company seeks to attract and retain such qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business.

2.   STOCK SUBJECT TO THE PLAN.

     (a) The total number of shares of the authorized but unissued or treasury shares of the Common Shares for which Options may be granted under the Plan shall be 14,000,000, subject to adjustment as provided in Section 13 hereof.

     (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

     (c) Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of the Company.

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3.   ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Board of the Company, unless it expressly establishes a committee for this purpose. No member of the Board of the Company shall act upon any matter exclusively affecting any Option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board of the Company shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board of the Company as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board of the Company, in its sole discretion, may grant Options to purchase shares of the Common Shares, and the Board of the Company shall issue Common Shares upon exercise of such Options as provided in the Plan. The Board of the Company shall have authority, subject to the express provisions of the Plan to construe the respective Option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board of the Company necessary or desirable for the administration of the Plan. The Board of the Company may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of the Company, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board of the Company, all of whom are "disinterested persons" (as hereinafter defined). If a committee is so appointed, all references to the Board of the Company herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualified as a "disinterested person" within the meaning of paragraph (c) (2) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

4.   TYPE OF OPTIONS.

     Options granted pursuant to the Plan shall be authorized by action of the Board of the Company and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board of the Company. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board of the Company on the date of such failure to continue to meet the requirements of
     Section 422 of the Code. All Options designated as incentive stock options shall, upon shareholder approval of this Plan qualify as incentive stock options and be deemed to be qualified effective as of the date of grant. Such approval shall be retroactive and have the full legal effect of

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     ratification by the shareholders of all options granted prior to approval as incentive stock options qualified under Section 422 of the Code.

     The grant of an Incentive Stock Option shall be evidenced by written confirmation in the form attached hereto as Exhibit "A."

5.   ELIGIBILITY.

     Options designated as incentive stock options may be granted to any full-time employees of the Company or any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Treasury regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the plan. Options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or
     (ii) agents, directors of and advisors and consultants to the Company, whether or not otherwise employees of the Company.

     In determining the eligibility of an individual to be granted an Option, as well as in determining the number of Common Shares to be optioned to any individual, the Board of the Company shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of the Company may deem relevant.

6.   RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

     Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Common Shares. Ordinarily, the aggregate fair market value of the Common Shares with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000.

          If an incentive stock option is granted pursuant to which the aggregate fair market value of Common Shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified option pursuant to
     Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of Common Shares for which incentive stock options may be granted under this Plan and all such other plans.

     (b) Ten Percent (10%) Shareholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner

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     of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

          (i) The Option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such Option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

          (ii) The incentive stock option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

7.   OPTION AGREEMENT.

     Each Option shall be evidenced by an Option agreement (an "Agreement") duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan as set forth on Exhibit "B." The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board of the Company; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in
     Section 422 of the Code. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one Option may be granted to an individual.

8.   OPTION PRICE.

     (a) The Option price or shares of the Common Shares for Options designated as non-qualified stock options shall be as determined by the Board of the Company; provided, however, such Option price shall be not less than 50% of the fair market value of the stock subject to such Option, determined as of the date of grant of such Option or the date of modification of the exercise price of any such Option.

     (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price or prices of shares of the Company's Common Shares for incentive stock options shall be at least the fair market value of such Common Shares at the time the Option is granted as determined by the Board of the Company in accordance with the Regulations promulgated under Section 422 of the Code.

     (c) If such shares of Common Shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the Common Shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the

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     National Association of Securities Dealer Automated Quotation System
     ("NASDAQ") for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the Common Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" National Daily Quotation Services for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board of the Company.

9.   MANNER OF PAYMENT; MANNER OF EXERCISE.

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) Common Shares owned by the optionee having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii); provided; however, that payment of the exercise price by delivery of Common Shares owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board of the Company, unless such condition is waived by the Board of the Company. The fair market value of any Common Shares which may be delivered upon exercise of an Option shall be determined by the Board of the Company in accordance with Section 8 hereof. The Board of the Company may permit payment of the exercise price of an Option by delivery of property or the performance of services actually rendered, having a fair market value equal to the exercise price of an Option. The determination of the Board of the Company of fair market value shall be conclusive.

     (b) To the extent that the right to purchase Common Shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of Common Shares with respect to which the Option is being exercised, accompanied by payment in full for such Common Shares as provided in subparagraph (a) above as set forth on Exhibit "C." Upon such exercise, delivery of a certificate for paid-up non-assessable Common Shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after thirty (30) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or person exercising the Option.

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10.  EXERCISE OF OPTIONS.

     Each Option granted under the Plan shall, subject to Section 11(b) and
     Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no Option granted under the Plan shall have a term in excess of ten (10) years form the date of grant. To the extent that an Option to purchase Common Shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full Common Shares.

11.  TERM OF OPTIONS; EXERCISABILITY.

     (a)  Term.

          (i) Each Option shall expire on a date determined by the Board of the Company which is not more than ten (10) years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

          (ii) Except as otherwise provided in this Section 11, an Option granted to any optionee whose employment, for the Company or any of its subsidiaries, is terminated, shall terminate on the earlier of (i) ninety (90) days after the date such optionee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

          (iii) If the employment of an optionee is terminated by the Company or any of its subsidiaries for cause or because the optionee is in breach of any employment agreement, such Option will terminate on the date the optionee's employment is terminated by the Company or any such subsidiary.

          (iv) If the employment of an optionee is terminated by the Company or any of its subsidiaries because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one (1) year after the date such optionee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

          (v) In the event of the death of any optionee, any Option granted to such optionee shall terminate one year after the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

     (b)  Exercisability.

          (i) Except as provided below, an Option granted to an optionee whose employment, for the Company or any of its subsidiaries, is terminated voluntarily by the optionee or is terminated with or without cause by the Company, shall be exercisable only to the extent that the right to purchase Common Shares under

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          such Option has accrued and is in effect on the date such optionee's employment, for the Company or any such subsidiary, is terminated.

          (ii) An Option granted to an optionee whose employment is terminated by the Company or any of its subsidiaries because he or she has become permanently disabled, as defined above, shall be immediately exercisable as to the full number of Common Shares covered by such Option, whether or not under the provisions of Section 10 hereof such Option was otherwise exercisable as of the date of disability.

          (iii) In the event of the death of an optionee, the Option granted to such optionee may be exercised as to the full number of Common Shares covered thereby, whether or not under the provisions of Section 10 hereof the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

12.  OPTIONS NOT TRANSFERABLE.

     The right of any optionee to exercise any incentive stock option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such incentive stock option shall be exercisable during the lifetime of such optionee only by him or her. Any incentive stock option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the incentive stock option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such incentive stock option. Nonqualified stock options may be transferable, if so provided in the Option Agreement. At such time, if ever, that this Plan satisfies the conditions of Rule 16b-3 of the Exchange Act, nonqualified options, which are transferable, issued to any optionee shall preclude such optionee's right or ability to rely upon any exemption provided by Rule 16b-3 of the Exchange Act.

13.  RECAPITALIZATION, REORGANIZATIONS AND CHANGE IN CONTROL TRANSACTIONS.

     In the event that the outstanding shares of the Common Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the

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     total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

     In addition, unless otherwise determined by the Board of the Company in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board of the Company may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the Option price therefor. Upon receipt of such consideration, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board of the Company, and in the case of Common Shares, in accordance with the provisions of Section 8 hereof.

     The Board of the Company shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any Options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

     A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Shares, shall acquire such additional Common Shares in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Shares outstanding.

     Upon dissolution or liquidation of the Company, all Options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

     If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of the Company shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board of the Company may grant an option or options upon such terms and

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     conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

14.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Option holder any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of the Company at the time of such occurrence.

15.  WITHHOLDING.

     The Company's obligation to deliver Common Shares upon the exercise of any non-qualified Option granted under the Plan shall be subject to the Option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold Common Shares purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements; provided, however, no such agreement may be made by an optionee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold Common Shares purchased upon exercise of an Option, such election to be made not less than six (6) months prior to such exercise and which election may be revoked only upon six (6) months prior written notice.

16.  RESTRICTIONS ON ISSUANCE OF SHARES.

     (a) Notwithstanding the provisions of Section 9, the Company may delay the issuance of Common Shares covered by the exercise of an Option and the delivery of a certificate for such Common Shares until one of the following conditions shall be satisfied:

          (i) The Common Shares with respect to which such Option has been exercised are at the time of the issue of such Common Shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Common Shares are

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          exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify Common Shares or to cause a Registration Statement or a post-effective amendment to any Registration Statement to be prepared for the purpose of covering the issue of Common Shares in respect of which any Option may be exercised, except as otherwise agreed to by the Company in writing in its sole discretion.

17.  PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

     Unless and until the Common shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any Common Shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the Common Shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Common Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if Common Shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any Shares with respect to which an Option shall have been exercised, or to qualify any such Common Shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each Optionee such information in writing for use in any Registration Statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

18.  LOANS.

     At the discretion of the Board of the Company, the Company may loan to the optionee some or all of the purchase price of the Common Shares acquired upon exercise of an Option.

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19.  MODIFICATION OF OUTSTANDING OPTIONS.

     Subject to any applicable limitations contained herein, the Board of the Company may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

20.  APPROVAL OF PLAN.

     The Colorado Plan became effective on July 7, 1995, by adoption and approval of the Board of the Colorado Corporation. The Plan became effective upon the merger of the Colorado Corporation into the Company, and was adopted and approved by the Board of the Company on March 1, 2001.

21.  TERMINATION AND AMENDMENT OF PLAN.

     Unless sooner terminated as herein provided, the Plan shall terminate ten
     (10) years from the date upon which the Plan was duly adopted by the Board of the Colorado Corporation. The Board of the Company may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) if the Plan was at any time approved by the stockholders of the Company, the Board of the Company may not, without the approval of the stockholders of the Company, increase the maximum number of Common Shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option therefore granted to him or her.

22.  LIMITATION OF RIGHTS IN THE OPTION SHARES.

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto, and in addition, a certificate shall have been issued theretofore and delivered to the optionee.

23.  NOTICES.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

24.  SECURITIES EXCHANGE ACT OF 1934 COMPLIANCE.

     This Plan is designed to qualify and operate pursuant to the provisions of Rule 16b-3 of the Exchange Act, as in effect on July 7, 1995 or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor Rule adopted by the SEC, as it relates to incentive stock option issued under the Plan. If on the date of the adoption and approval of the Plan by the Board of the Company, the Plan does not comply with Rule 16b-3, then the Company shall at the next succeeding annual or special meeting of the shareholders undertake such procedures as are necessary or appropriate to satisfy the requirements of Rule 16b-3 for the Plan.

                                   EXHIBIT A

                    VESTING OPTION GRANT AND ACKNOWLEDGMENT

     THIS AGREEMENT has been made this _____ day of __________, ____, between ____________________ (the "Employee"), and Intercell International Corporation, a Nevada corporation (the "Company") (formerly known as Intercell Corporation, a Colorado corporation).

1.   GRANT OF ISO.

     The Company, pursuant to the provisions of the Intercell International Corporation 1995 Compensatory Stock Option Plan (the "Plan"), a copy of which was previously received by the Employee, hereby grants to the Employee, subject to the terms and conditions set forth or incorporated herein, an option to acquire __________ Common Shares. The provisions of the 1995 Plan governing the terms and conditions of the ISO granted hereby are incorporated in full herein and made a part hereof by this reference.

2.   VESTING.

     The ISO granted hereunder shall be issuable as follows:

             Cumulative Number of Common Shares       Issuance Date

3.   TRANSFERABILITY.

     The grant evidenced hereby is not assignable or transferable by the Employee other than by the Employee's will or by the laws of descent and distribution, as provided in paragraph 12 of the 1995 Plan. The shares shall be issuable only to the Employee during the Employee's lifetime.

                                        INTERCELL INTERNATIONAL
                                             CORPORATION

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              ATTEST:

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                          A C K N O W L E D G M E N T


I, the undersigned person, company or firm, by signature below acknowledge as of the date below to the Board of Directors and management of Intercell International Corporation (f/k/a Intercell Corporation) (the "Company") that:

1. In connection with the grant of Common Shares to me under the 1995 Compensatory Stock Option Plan of the Company ("Plan"), the Company has delivered to me the documents itemized below:

          (i) Prospectus dated ____________________;
          (ii) Annual report on Form 10-K or Form 10-KSB for the year ended __________ __, ___;
          (iii)  A copy of the Plan.

2. The Company has advised me that the Common Shares of the Company issued to me under the Plan previously have been registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, under cover of a Registration Statement on Form S-8, of which the Prospectus is a part.

3. The Prospectus explains, and I understand, that certain reports and documents listed in the Prospectus have been incorporated by reference into the Prospectus and Registration Statement and form part of the statutory Prospectus, and that periodic reports and annual reports to shareholders subsequently filed by the Company with the SEC will automatically be deemed to update the Registration Statement and Prospectus.

4. The Company has made clear to me that it will furnish to me, without charge upon my request, any and all documents listed in the Prospectus as being incorporated therein and in the Registration Statement by reference, and any and all reports and documents hereafter automatically incorporated by reference into the Prospectus and Registration Statement.

5.   I _____ AM _____ AM NOT a director or executive officer of the Company.

6. I _____ AM _____ AM NOT the beneficial owner of 10% or more of the Company's outstanding Common Shares.

7. The Undersigned hereby acknowledges receipt of the copy of the Plan attached hereto, and accepts this Option subject to each and every term and provision of such Plan. The Undersigned hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee of the Board of Directors administering the Plan on any questions arising under such Plan. The Undersigned recognizes that if his employment with the Company or any subsidiary thereof shall be terminated for any reason whatsoever, all of the Undersigned's rights hereunder shall thereupon terminate as provided in the Plan.

DATED: _______________, ______

                                          By:___________________________________
                                          Name:_________________________________

                                          Address:______________________________
                                          ______________________________________



                                          Social Security Number

                                          ______________________________________

                                  EXHIBIT "B"

                        INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT has been made this _____ day of __________, ____, between _______________________ (the "Employee"), and Intercell International Corporation, a Nevada corporation (f/k/a Intercell Corporation, a Colorado corporation) (the "Company").

1.   GRANT OF OPTION.

     The Company, pursuant to the provisions of the Intercell International Corporation, 1995 Compensatory Stock Option Plan (the "Plan"), a copy of which was previously received by the Employee, hereby grants to the Employee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of shares of common stock of the Company, par value $0.001 per share ("Common Shares"), as such Common Shares are now constituted, at the purchase price of $____ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein and made a part hereof by this reference. The Employee, by his signature below, agrees to be bound by the terms and conditions thereof.

2.   EXERCISE.

     The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 100 Shares unless exercise is as to the remaining balance of this Option) on or after __________ and on or before __________ provided that the cumulative number of Common Shares as to which this Option may be exercised (except in the event of death, retirement, or disability, as provided in paragraph 11(a) of the Plan) shall not exceed the following amounts:

                    Cumulative Number of Shares:  ____________________

                    Prior To Date (Not Inclusive of):  ____________________

     The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Exhibit B hereto, specifying the number of Common Shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company properly endorsed over to the Company, or by a combination thereof, and
     (iii) by return of this Incentive Stock Option Agreement for endorsement of exercise by the Company. In the event fully-paid and nonassessable Common Shares are submitted as whole or partial payment for shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

3.   TRANSFERABILITY.

     The Option evidenced hereby is not assignable or transferable by the Employee other than by the Employee's will or by the laws of descent and distribution, as provided in paragraph 12 of the Plan. The Option shall be exercisable only by the Employee during the Employee's lifetime.


                                        INTERCELL INTERNATIONAL
                                             CORPORATION

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              ATTEST:

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________



          Date:
          __________________________________________________________________

          Employee:
          __________________________________________________________________
                                        Print Name

          Address:
          __________________________________________________________________
          __________________________________________________________________
          __________________________________________________________________

          Social Security No.:
          __________________________________________________________________

                                   EXHIBIT C

                      NOTIFICATION OF ELECTION TO EXERCISE

(Suggested form of letter to be used for notification of election to exercise.)

Date:
President
Intercell International Corporation
370 17/th/ Street
Suite 3580
Denver, Colorado 80202

Dear Sir:

     In accordance with paragraph 2 of the Incentive Stock Option Agreement evidencing the Option granted to me on __________ under the Intercell International Corporation 1995 Compensatory Stock Option Plan, I hereby elect to exercise this Option to the extent of __________ shares of common stock, par value $0.001 per share ("Common Shares") of Intercell International Corporation (f/k/a Intercell Corporation) (the "Company").

     Enclosed are (i) Certificate(s) No.(s) __________ representing fully-paid Common Shares of ____________________ endorsed to the Company with signature guaranteed; (ii) and/or a certified check payable to the order of "____________________" in the amount of $______________ as the balance of the purchase price of $__________ for the shares which I have elected to purchase; and (iii) the original Incentive Stock Option Agreement for endorsement by the Company as to exercise. I acknowledge that the Common Shares (if any) submitted as part payment of the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the 1995 Plan) on the date this exercise is effected by the Company. In the event I hereafter sell any Common Shares issued pursuant to this option within two years from the date of exercise or within five years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such for federal income tax purposes.

     When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Incentive Stock Option Agreement in the event there remains an unexercised balance of shares under the Option, at the following address:





                                           Very Truly Yours,

                                           By:__________________________________
                                           Name:________________________________

                                      C-1